UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2021

THE ONCOLOGY INSTITUTE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800

Cerritos, California 90703

(Address of Principal Executive Offices, and Zip Code)

(213) 760-1328

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The management of The Oncology Institute, Inc. (the “Company”), formerly known as DFP Healthcare Acquisitions Corp. (“DFPH”) prior to the consummation of the previously announced business combination (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of June 28, 2021 (the “Merger Agreement”), by and among TOI Parent, Inc. and DFPH and its subsidiaries named therein, has re-evaluated DFPH’s historical application of ASC 480-10-S99-3A to its pre-Business Combination accounting classification of the redeemable Class A common stock, par value $0.0001 per share (the “DFPH Public Shares”), issued as part of the units sold in DFPH’s initial public offering (the “IPO”) on March 13, 2020. Prior to the Business Combination, a portion of the DFPH Public Shares was classified as permanent equity to maintain stockholders’ equity greater than $5,000,001 on the basis that DFPH will not redeem its DFPH Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. Pursuant to such re-evaluation, the Company’s management has determined that the DFPH Public Shares included certain provisions that require in DFPH's pre-Business Combination financial statements the classification of the DFPH Public Shares as temporary equity, regardless of the minimum net tangible assets required to complete the Business Combination.

Therefore, on December 8, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”), after discussing with WithumSmith+Brown, PC (“Withum”), DFPH’s independent registered public accounting firm prior to the consummation of the Business Combination, concluded that DFPH’s previously issued pre-Business Combination (i) audited balance sheet as of March 13, 2020, filed as Exhibit 99.1 to DFPH’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2020, (ii) audited financial statements as of and for the period ended December 31, 2020 included in DFPH’s amended Annual Report on Form 10-K/A (the “10-K/A No. 1”), filed with the SEC on May 24, 2021, (iii) unaudited interim financial statements included in DFPH’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 28, 2021, (iii) unaudited interim financial statements included in DFPH’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021, and (iv) unaudited interim financial statements included in DFPH’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q”), filed with the SEC on November 8, 2021 (collectively, the “Affected Periods”), should be restated to report all DFPH Public Shares as temporary equity and should no longer be relied upon. As such, the Company intends to restate the DFPH pre-Business Combination financial statements for the Affected Periods in (i) an Amendment No. 2 to DFPH’s 10-K/A No. 1 and (ii) an Amendment No. 1 to DFPH’s Q3 Form 10-Q, to be filed with the SEC (the “Q3 Form 10-Q/A”).

The Company’s management has concluded that in light of the classification error described above, a pre-Business Combination material weakness existed in DFPH’s internal control over financial reporting and that DFPH’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Q3 Form 10-Q/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and financial condition, and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K. Forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially, many of which are beyond the control of the Company. Such risks include, without limitation, those set forth in the Risk Factors section of DFPH’s Annual Report on Form 10-K filed with the SEC on March 30, 2021, as amended, supplemented, or superseded from time to time by other reports the Company files with the SEC, including DFPH’s Quarterly Reports on Form 10-Q. Except as may be required by law, the Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ONCOLOGY INSTITUTE, INC.

By:	/s/ Mark Hueppelsheuser
Name:	Mark Hueppelsheuser
Title:	General Counsel

Dated: December 9, 2021